Recurrent MLP & Infrastructure Fund

Class I – Ticker: RMLPX

A Series of Two Roads Shared Trust

Supplement dated January 30, 2019
to the Prospectus dated February 28, 2018

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The Recurrent MLP & Infrastructure Fund (the “Fund”) intends to qualify as a “regulated investment company” (“RIC”) beginning with the current fiscal year ending October 31, 2019 instead of being treated as a regular corporation, or “C” corporation (“C-Corp”), for U.S. federal income tax purposes.

The Fund previously elected to be treated as a C-Corp rather than a RIC primarily due to the Fund’s investments in master limited partnerships (“MLPs”), which if they exceeded 25% of the Fund’s gross assets could have caused the Fund to fail to qualify as a RIC, as further described below. However, Recurrent Investment Advisors, LLC, the Fund’s investment adviser, has concluded that it can operate the Fund under its current investment strategy and qualify as a RIC under the Code, which is the typical tax status of a mutual fund. The Fund’s investment strategy, including the Fund’s investments in MLPs, is not expected to materially change as a result of qualifying as a RIC for income tax purposes. The Fund’s portfolio will meet RIC requirements, which are further described below, as of the end of the Fund’s first fiscal quarter of the 2019 fiscal year, which is January 31, 2019.

Investing a significant portion of the Fund’s portfolio in MLPs while also qualifying as a RIC carries additional risks that investors should be aware of. These risks, including the requirements to qualify as a RIC and consequences of failing to qualify as a RIC, are described below.

The Fund has also ceased to accrue deferred federal (currently 35%), state and local income taxes and franchise tax liabilities attributed to taxation as a C-Corp. Such tax liabilities were calculated daily and could have reduced the Fund’s net asset value (“NAV”) per share. As of the filing of this supplement, there are no accrued deferred tax liabilities and no impact to the calculation of the Fund’s net asset value (“NAV”) per share for the fiscal year ending October 31, 2019.

The following revisions are applicable to the Fund’s Prospectus as a result of this change:

1) All references to qualifying as a C-Corp in the Fund’s Prospectus are deleted in their entirety, including under Principal Investment Strategies. All references to particular risks and tax attributes as a result of being treated as a C-Corp, including “Fund Structure Risk” and “Tax Estimation/NAV Risk” in the Fund’s Principal Investment Risks and “Fund Structure Risk,” “Tax-Related and Financial Reporting Risk” and “Tax Estimation/NAV Risk” in the section entitled “Additional Information About Principal Investment Strategies and Related Risks” are deleted in their entirety.

2) The following is added under Principal Investment Risks in the Fund’s Prospectus:

RIC Qualification Risk. The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which means that the Fund must meet certain income source, asset diversification and annual distribution requirements.  The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements.  The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of our total assets is invested in the securities (including debt securities) of one or more qualified publicly traded partnerships.  The Fund anticipates that the MLPs in which it invests will be qualified publicly traded partnerships, which include MLPs.  If the Fund’s MLP investments exceed this 25% limitation, which could occur, for example, if the Fund’s investment in an MLP affiliate were re-characterized as an investment in an MLP, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC.  If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax.  The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions.  Such a failure would have a material adverse effect on the Fund and its shareholders.  In such case, distributions to shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements are satisfied. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special treatment.

2) The first four paragraphs of the Fund’s tax summary under the heading “TAX STATUS, DIVIDENDS AND DISTRIBUTIONS” in the Prospectus is deleted in its entirety and replaced with the following:

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

The Fund contemplates distributing as dividends each year substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise noted below, you will generally be subject to federal income tax on Fund distributions to you regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund generally are taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 23.8% (which includes a 3.8% Medicare tax).

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gain rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31. You will be notified annually of the tax status of distributions to you.

A portion of distributions attributable to investments in U.S. corporations paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of such dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund (or relevant broker or financial adviser) are required to compute and report to the IRS and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account.

You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

One major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

If you (i) fail to provide a correct taxpayer identification number in the manner required; (ii) are subject to backup withholding by the IRS for failure to properly include on your return payments of taxable interest or dividends; or (iii) fail to certify that you are not subject to backup withholding when required to do so or that you are an “exempt recipient,” the IRS may, in certain cases, require the Funds to withhold a percentage of dividends or redemption or exchange proceeds. The current backup withholding rate is 24%.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States (provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-8BEN-E, as applicable, to establish entitlement for these treaty benefits). In the case of regulated investment companies such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Funds’ net capital gains (the excess of net long-term capital gains over net short-term capital loss), dividends attributable to the Funds’ interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

You may also be subject to state and local taxes on distributions, sales, exchanges and redemptions. State income taxes may not apply, however, to any portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state in which you live. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

________________________________________

This Supplement, and the Prospectus and SAI, each dated February 28, 2018 and as supplemented, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, and are incorporated by reference. The Prospectus and SAI can be obtained without charge by calling 1-833-RECURRENT (1-833-732-8773).

Recurrent MLP & Infrastructure Fund

Class I – Ticker: RMLPX

A Series of Two Roads Shared Trust

Supplement dated January 30, 2019
to the Statement of Additional Information (“SAI”) dated February 28, 2018

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

The Recurrent MLP & Infrastructure Fund (the “Fund”) intends to qualify as a “regulated investment company” (“RIC”) beginning with the current fiscal year ending October 31, 2019 instead of being treated as a regular corporation, or “C” corporation (“C-Corp”), for U.S. federal income tax purposes.

All references to qualifying as a C-Corp in the Fund’s SAI are deleted in their entirety. The following revisions are also applicable to the Fund’s SAI as a result of this change:

1) The following paragraph is added under the heading Non-Diversification on page 9:

Although the Recurrent MLP Fund is not required to comply with the above diversification requirement under the 1940 Act, the Fund intends to conduct its operations so that it qualifies to be taxed as a “regulated investment company” (“RIC”) for federal income tax purposes, which will relieve the Fund of any liability for federal income tax to the extent its income and capital gains are distributed to shareholders.  To so qualify, among other requirements, the Fund limits its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.  The Fund’s investments in U.S. Government securities are not subject to these limitations.

2) The Fund’s Tax Information under the heading “DISTRIBUTIONS AND TAX INFORMATION” beginning on page 56 of the SAI is deleted in its entirety and replaced with the following:

The Fund has elected and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets, and timing and amount of distributions.  The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes at the Fund level. To comply with the requirements, a Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax. If a Fund fails to qualify as a regulated investment company under Subchapter M, it will be taxed as a regular corporation.

In order to qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  Each Fund must also satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of a Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Recurrent Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.  However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if the Recurrent Natural Resources Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets.  If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares.  Distributions of net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions may be qualified dividends currently eligible for taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend. The aggregate amount so reported as qualified dividend income or as eligible for the dividends received deduction cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund’s investment policy, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified dividend income for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year, and therefore cannot be predicted with any certainty. The deduction, if any, may be reduced or eliminated if the Fund’s shares held by an individual investor are held for less than 61 days, or if the Fund’s shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund.  The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period.

Dividends paid by the Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied.  The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year.  In view of the Fund’s investment policies, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, a portion of the distributions by the Fund will be eligible for treatment as qualified dividend income and for the dividends received deduction. However, the portion of the Fund’s gross income attributable to qualified dividend income and qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and, therefore, cannot be predicted with any certainty.  Qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels.  In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends and distributions from the Fund and net gain from redemptions of the Fund’s shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates and trusts.

Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the federal alternative minimum tax.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

________________________________________

This Supplement, and the Prospectus and SAI, each dated February 28, 2018 and as supplemented, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, and are incorporated by reference. The Prospectus and SAI can be obtained without charge by calling 1-833-RECURRENT (1-833-732-8773).